UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2017

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	2110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The purpose of this amendment is to correct and update Exhibit 99.3 to our Current Report on Form 8-K dated July 28, 2017, or the Original Form 8-K, to correct the allocation calculation of SG&A Cost between our corporate and service functions for the periods ended June 30, 2016 and June 30, 2017 and the corresponding year-to-date periods on pages 21 and 23 of Exhibit 99.3. This correction also affects the Service Adjusted EBITDA, Service Adjusted EBITDA Margin, Service Adjusted EBITDAR and Service Adjusted EBITDAR margins on pages 23 and 34 of Exhibit 99.3.
Exhibit 99.3 to the Original Form 8-K, as corrected, is furnished as Exhibit 99.3 hereto, and supersedes in its entirety Exhibit 99.3 to the Original Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

99.3	Second Quarter 2017 Supplemental Financial Information. (Furnished herewith)
The information in this report, including Exhibit 99.3 is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: July 28, 2017